EXHIBIT 10.1

FORM OF PURCHASE AGREEMENT

August 5, 2004

ISTA Pharmaceuticals, Inc.

15279 Alton Parkway, Suite 100

Irvine, CA 92618

Ladies and Gentlemen:

The undersigned,              (the “Investor”), hereby confirms its agreement with you as follows:

1.    This Purchase Agreement (the “Agreement”) is made as of August 5, 2004 between ISTA Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and the Investor.

2.    As of the Closing (as defined below) and subject to the terms and conditions hereof, the Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor              shares of common stock (the “Shares”) of the Company, for a purchase price of $8.50 per share, or an aggregate purchase price of $            . The Investor acknowledges that the offering of the Shares is not a firm commitment underwriting.

3.    The completion of the purchase and sale of the Shares shall occur at a closing (the “Closing”) which is expected to occur on or about August 11, 2004. After the execution of this Agreement by the Investor, the Investor shall remit to the Company by wire transfer to the account designated by the Company in this Agreement the amount of funds equal to the aggregate purchase price of the Shares. Unless otherwise requested by the Investor and agreed to by the Company, the Shares purchased by the Investor will be delivered by electronic book-entry at The Depository Trust Company (“DTC”), registered in the Investor’s name and address as set forth below, and will be released by U.S. Stock Transfer Corporation, the Company’s transfer agent (the “Transfer Agent”), to the Investor at the Closing. After the execution of this Agreement by the Investor, the Investor shall direct the broker-dealer at which the account or accounts to be credited with the Shares are maintained to set up a deposit/withdrawal at custodian (“DWAC”) instructing the Transfer Agent to credit such account or accounts with the Shares.

4.    The offering and sale of the Shares are being made pursuant to the Registration Statement and Prospectus (as such terms are defined below). The Investor acknowledges that the Company intends to enter into subscription agreements in substantially the same form as this Agreement with certain other investors and intends to offer and sell (“Offering”) up to 2,500,000 shares of its common stock pursuant to the Registration Statement and Prospectus. In the event the Company does not receive funds from investors for the purchase of at least 1,250,000 shares of common stock of the Company (the “Minimum Shares”), the Offering will terminate and any funds received by the Company will be returned promptly to such investors (including any funds received from Investor intended for its purchase of the Shares). In the event the Offering terminates for the above reason (or for any other reason), this Agreement shall automatically terminate without notice and without liability to any party.

5.    The Company shall deliver to the Investor and file with the Securities and Exchange Commission (the “Commission”) a prospectus and prospectus supplement (collectively the “Prospectus”) with respect to the Registration Statement reflecting the offering of the Shares in conformity with the Securities Act (as defined below), including Rule 424(b) thereunder. The Investor agrees that such Prospectus may be delivered to it in electronic form.

6.    The Company intends to enter into a Placement Agency Agreement (the “Placement Agency Agreement”) with Banc of America Securities LLC, Thomas Weisel Partners LLC, Lazard Frères & Co. LLC and C.E. Unterberg, Towbin LLC who will act as placement agents with respect to the Offering and receive a fee in connection with the sale of the Shares. A copy of the Placement Agency Agreement is available upon request. In the event the Placement Agency Agreement is terminated on or prior to the Closing, the Company shall have the right immediately upon written notice to Investor to terminate this Agreement without liability to Investor. In such event, the Company shall promptly return any funds received from the Investor intended for its purchase of the Shares.

7.    The Company hereby makes the following representations, warranties and covenants to the Investor:

(a)    Each of the Company and the Subsidiaries (as defined below) is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents, except where such violation would not, individually or in the aggregate, have a material adverse effect on the business, properties, financial condition or results of operations of the Company and the Subsidiaries, taken as a whole, from that set forth in the Registration Statement and the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) or materially impair the Company’s ability to perform its obligations under this Agreement (a “Material Adverse Effect”). For purposes of this Agreement, (i) “Subsidiary” means any Person organized in the United States in which the Company directly or indirectly owns 50% or more of the capital stock or holds 50% or more of the equity or similar interest and (ii) “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

(b)    The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereunder have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company, its Board of Directors or its stockholders. This Agreement has been (or upon delivery will be) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as may be limited by any bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity.

(c)    The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) subject to obtaining the Required Approvals (as defined below), conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations) and the rules and regulations of any self-regulatory organization to which the Company or its securities are subject, or by which any property or asset of the Company or a Subsidiary is bound or affected, except in each case, such as would not, individually or in the aggregate, have a Material Adverse Effect.

(d)    Neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of this Agreement, other than (i) the required filing of the Prospectus, (ii) applicable state securities law filings, (iii) the filing of the listing application with the Nasdaq National Market, and (iv) in all other cases, where the failure to obtain such consent, waiver, authorization or order, or to give such notice or make such filing or registration would not, individually or in the aggregate, have a Material Adverse Effect (collectively, the “Required Approvals”).

(e)    The Shares are duly authorized and, when issued and paid for in accordance with the terms hereof, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens, encumbrances and rights of first refusal (“Liens”). The Company has reserved a sufficient number of duly authorized shares of common stock to issue all of the Shares. At the Closing, the Shares shall have been listed for quotation on the Nasdaq National Market (the “Trading Market”).

(f)    The Company’s Registration Statement on Form S-3 (File No. 333-114815) (including all information or documents incorporated by reference therein, the

“Registration Statement”) was declared effective by the Commission on May 18, 2004. The Registration Statement is effective on the date hereof and the Company has not received notice that the Commission has issued or intends to issue a stop order with respect to the Registration Statement or that the Commission otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened in writing to do so. The “Plan of Distribution” section in the Registration Statement describes the issuance and sale of the Shares. The Registration Statement, as of the time it was declared effective, and any amendments or supplements thereto, and any prospectus included therein complied, and the Prospectus complies, in all material respects with the requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Securities Exchange Act of 1934, as amended (the ‘Exchange Act”) and the rules and regulations of the Commission promulgated thereunder, as applicable, and none of such Registration Statement or any such Prospectus contains or, at the time of filing with the Commission contained any untrue statement of material fact or omits or, at the time of filing with the Commission, omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The offering, sale and issuance of the Shares to the Investor are registered under the Securities Act by the Registration Statement. The Shares are being issued as described in the Registration Statement.

(g)    The representations and warranties of the Company set forth in Section 7(a)-(f) shall survive the Closing for a period of twelve (12) months from the Closing.

(h)    The Company shall (i) before the Trading Market opens on the next trading day after the date hereof (but not before the date the Company has received commitments to purchase the Minimum Shares), issue a press release, disclosing all material aspects of the transactions contemplated hereby and (ii) make such other filings and notices in the manner and time required by the Commission with the respect to the transaction contemplated hereby. The Company shall not identify the Investor by name in any press release or public filing, or otherwise publicly disclose the Investor’s name, without the Investor’s prior, written consent, unless required by law or the rules and regulations of any self-regulatory organization which the Company or its securities are subject.

8.    The Investor hereby makes the following representations, warranties and covenants to the Company:

(a)    On the date hereof and at the Closing, the Investor, together with its affiliates (as that term is defined under Rule 405 of the Securities Act), does not beneficially own 5% or more of the common stock of the Company. The Investor represents that it has received the Prospectus prior to or in connection with its receipt of this Agreement. The Investor in connection with its decision to purchase the Shares relied only upon the Prospectus and the documents incorporated by reference therein, and the representations and warranties of the Company contained herein.

(b)    The Investor, together with its affiliates (as that term is defined under Rule 405 of the Securities Act), has not, prior to the date of this Agreement, sold, offered to sell, solicited offers to buy, disposed of, loaned, pledged or granted any right with respect to (collectively, a “Disposition”), the Shares purchased in the Offering. Such prohibited hedging or other transactions would include, without limitation, effecting any short sale or having in effect any short position (whether or not such sale or position is against the box and regardless of when such position was entered into) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to the Shares purchased in the offering made by the Prospectus.

(c)    The Investor shall not issue any press release or make any other public announcement relating to this Agreement unless (i) the content thereof is mutually agreed to by the Company and the Investor, or (ii) the Investor is advised by its counsel that such press release or public announcement is required by law.

(d)    The Investor has the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Investor and the consummation by it of the transactions contemplated hereunder have been duly authorized by all necessary action on the part of the Investor. This Agreement has been duly executed by the Investor and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as may be limited by any bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity.

(e)    The Investor understands that nothing in this Agreement or any other materials presented to the Investor in connection with the purchase or sale of the Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax or investment advisors as it, in its sole discretion, deems necessary or appropriate in connection with its purchase of the Shares.

9.    Performance of the parties’ respective obligations hereunder shall be subject to the following conditions:

(a)    The Investor’s obligation to purchase the Shares will be subject to the accuracy of the representations and warranties made by the Company in Section 7 hereof as of the Closing.

(b)    The Company’s obligation to sell and issue to the Investor the Shares will be subject to the accuracy of the representations and warranties made by the Investor in Section 8 hereof as of the Closing. In addition, the obligations of the Company hereunder are subject to no change or development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its Subsidiaries, taken as a whole, from that set forth in the Registration Statement and the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in the Company’s judgment, is a Material Adverse Effect occurring on or prior to the Closing.

10.    This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law.

11.    This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

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Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Name of Investor:

By:

Print Name:

Title:

Address:

Tax ID No.:

Contact Name:

Telephone:

Name in which book-entry should be made (if different):

AGREED AND ACCEPTED:

ISTA Pharmaceuticals, Inc.

a Delaware corporation

By:_______________________________________________

Name:

Title:

ISTA Pharmaceuticals, Inc. hereby directs that the purchase price for the Shares of common stock being sold to the Investor pursuant to the Purchase Agreement be wired to the following account:

Bank:

*

ABA#

Credit to:

Account No.

Re: ISTA Pharmaceuticals, Inc.

*Complete address, if needed:

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